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                                                             Exhibit 10(f)(ii)

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         This Assignment and Assumption Agreement (the "AGREEMENT") is made and entered into as of June 1, 2002, by and between NAHC, Inc., a Delaware corporation (the "ASSIGNOR"), and J. L. Halsey Corporation, a Delaware corporation and wholly owned subsidiary of Assignor (the "ASSIGNEE").

                                   WITNESSETH:

         WHEREAS, Assignor and David R. Burt have entered into an Indemnification Agreement, dated May 4, 2000 (the "INDEMNIFICATION AGREEMENT");

         WHEREAS, the proposed Certificate of Ownership and Merger included as ANNEX B to the proxy statement for the annual meeting of Assignor's stockholders to be held on March 19, 2002 (the "MERGER CERTIFICATE") provides, among other things, that Assignor will assign to Assignee all of Assignor's rights and interest in the Indemnification Agreement; and

         WHEREAS, pursuant to the proposed Merger Certificate, the Assignee has agreed to assume all of Assignor's obligations under the Indemnification Agreement, subject to the terms and conditions contained herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Assignor hereby covenants and agrees with the Assignee as follows:

         1. Effective as of the date the Merger Certificate is filed with the Delaware Secretary of State (the "Merger Date"), the Assignor hereby assigns, sells, transfers and sets over to Assignee all of Assignor's right, title, benefit, privileges and interest in and to, and all of Assignor's burdens, obligations and liabilities in connection with the Indemnification Agreement.

         2. Effective as of the Merger Date, the Assignee hereby assumes and shall be solely responsible for the payment, performance and discharge of all of the obligations contained in the Indemnification Agreement.

         3. The Assignee and the Assignor hereby agree to execute and deliver any and all additional documents that the other may reasonably request in order to more fully effect the agreements set forth in this Agreement.

         4. Except as modified hereby, the terms and provisions of the Indemnification Agreement shall remain in full force and effect and this Agreement shall be binding upon Assignor and Assignee and their respective successors and assigns.

         5. The terms and conditions of this Agreement shall be governed and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles of such State.

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         6. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which shall constitute one document.

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         IN WITNESS WHEREOF, the Assignee and the Assignor have executed this
Agreement as of the date first written above.

                                   ASSIGNOR:

                                   NAHC, INC.,
                                   a Delaware corporation

                                   By: /s/ David R. Burt
                                      -----------------------------------------
                                                 David R. Burt
                                                 President

                                   ASSIGNEE:

                                   J. L. HALSEY CORPORATION,
                                   a Delaware corporation

                                   By: /s/ Richard J. Zimmerman
                                       ----------------------------------------
                                                 Richard J. Zimmerman
                                                 Vice President

THE UNDERSIGNED HEREBY CONSENTS
TO THE ASSIGNMENT AND ASSUMPTION
OF THE INDEMNIFICATION AGREEMENT
AS SET FORTH ABOVE:

/s/ David R. Burt
-----------------------------------
David R. Burt


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